Exhibit 10.6

                                  STRAIGHT NOTE


$36,000.00                           San Francisco, California, October 12, 1989


         July 1, 1998 after date, for value received, Ravenswood Winery, Inc. promises to pay to W. Reed Foster, or order, at 21415 Broadway, Sonoma, CA 95476 the sum of Thirty-six Thousand and no/100 Dollars, with interest from October 12, 1989 until paid, at the rate of Eleven (11) per cent, per annum, payable July 1, 1998.


         Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America.


                                                     /s/ JOEL E. PETERSON
                                                     ---------------------------
                                                     Joel E. Peterson, President

                                  STRAIGHT NOTE


$40,000.00                              San Francisco, California, June 25, 1991


         On demand, for value received, RAVENSWOOD WINERY, INC. promises to pay to W. REED FOSTER, or order, at 655 Sutter Street, San Francisco, CA 94102 the sum of Forty Thousand ($40,000.00) DOLLARS, with interest from June 25, 1991 until paid, at the rate of 11 per cent, per annum, payable on demand.


         Should interest not be so paid it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in payment of interest when due the whole sum of principal and interest shall become immediately due at the option of the holder of this note. Principal and interest payable in lawful money of the United States. If action be instituted on this note I promise to pay such sum as the Court may fix as attorney's fees. Principal and interest payable in lawful money of the United States of America.


/s/ JOHN R. KEMBLE, JR.
---------------------------------
John R. Kemble, Jr., Secretary-Treasurer
Ravenswood Winery, Inc.

                                  STRAIGHT NOTE


$11,000.00                               San Francisco, California, July 5, 1991


         July 1, 1998 after date, for value received, Ravenswood Winery, Inc. promises to pay to W. Reed Foster, or order, at 18701 Gehricke Road, Sonoma, CA 95476 the sum of Eleven Thousand and no/100 Dollars, with interest from July 5, 1991 until paid, at the rate of Ten (10) per cent, per annum, payable July 1, 1998.


         Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America.


                                                     /s/ JOEL E. PETERSON
                                                     ---------------------------
                                                     Joel E. Peterson, President

                                  STRAIGHT NOTE


$17,000.00                              San Francisco, California, June 30, 1992


         July 1, 1998 after date, for value received, Ravenswood Winery, Inc. promises to pay to W. Reed Foster, or order, at 18701 Gehricke Road, Sonoma, CA 95476 the sum of Seventeen Thousand and no/100 Dollars, with interest from June 30, 1992 until paid, at the rate of Ten (10) per cent, per annum, payable July 1, 1998.


         Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America.


                                                     /s/ JOEL E. PETERSON
                                                     ---------------------------
                                                     Joel E. Peterson, President

                                  STRAIGHT NOTE
                                (BALLOON PAYMENT)


$25,000.00                      SONOMA, CALIFORNIA                  July 1, 1994


         DUE ON OR BEFORE June 30, 2004, for value received, we promise to pay in lawful money of the United States of America, to W. REED FOSTER, or order, at place designated by payee, the principal sum of TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) with interest in like lawful money from July 1, 1994 until paid at the rate of eleven and no/100 percent (11.0%) per annum. Interest shall be payable in annual installments due on or before July 1, 1995. Interest is due and payable each year on the 1st day of July, with principal payment of $25,000 due at maturity on June 30, 2004.


         Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this note. If action be instituted on this note, we promise to pay such sum as the court may fix as attorney's fees.


RAVENSWOOD WINERY, INC.
A California Corporation


/s/ JOEL E. PETERSON
--------------------------------
By:  JOEL E. PETERSON, PRESIDENT



/s/ W. REED FOSTER
--------------------------------
W. REED FOSTER
As an Individual